EXECUTION COPY

Regency Centers Corporation

3,750,000 Shares *
($0.01 par value)
Underwriting Agreement

New York, New York
March 30, 2005

Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013

Ladies and Gentlemen:

        Citibank, N.A. (the “Forward Counterparty”) proposes to sell to Citigroup Global Markets Inc. (the “Underwriter”) 3,750,000 shares of Common Stock, $0.01 par value per share (the “Common Stock”), of Regency Centers Corporation, a Florida corporation (the “Company”), which is the general partner of Regency Centers, L.P., a Delaware limited partnership (the “Partnership”) (said shares of Common Stock to be sold by the Forward Counterparty being hereinafter called the “Underwritten Securities”). In addition, the Forward Counterparty proposes to grant to the Underwriter an option to purchase up to 562,500 additional shares of Common Stock to cover over-allotments (the “Option Securities” and, together with the Underwritten Securities, the “Securities”). The Forward Counterparty has entered into a forward stock purchase agreement, consisting of an ISDA Master Agreement and a Confirmation dated the date hereof, with the Company (the “Forward Purchase Contract”), pursuant to which the Company has agreed to issue, and the Forward Counterparty has agreed to purchase on the date of settlement of such Forward Purchase Contract a number of shares of Common Stock specified thereunder (said shares of Common Stock to be issued by the Company being hereinafter called the “Hedge Securities”). Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Prospectus, as the case may be; and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 16 hereof.

*	Plus an option to purchase up to 562,500 additional shares from the Forward Counterparty to cover over-allotments.

        1.    Representations and Warranties. (a) The Company represents and warrants to, and agrees with, the Underwriter and the Forward Counterparty as set forth below in this Section 1.

        (a)     The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (File No. 333-118910) on Form S-3 for registration under the Act of the offering and sale of the Securities, and such registration statement has been declared effective. The Company may have filed one or more amendments thereto, each of which has previously been furnished to you. The Company will next file with the Commission a final prospectus in accordance with Rules 430A and 424(b). The Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus as of the Effective Date. As filed, such final prospectus shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes as the Company has advised you will be included or made therein (excluding Exchange Act filings incorporated therein by reference);

        (b)     On the Effective Date, the Registration Statement (and any amendment or supplement thereto) did, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a “settlement date”), the Prospectus (and any amendments or supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement (and any amendment or supplement thereto) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any amendment or supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties in this paragraph (b) as to the information contained in or omitted from the Registration Statement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the information furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and no order preventing or suspending the use of the Registration Statement has been issued by the Commission;

        (c)     The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the information furnished in writing to the Company by the Underwriter expressly for use in the Prospectus as amended or supplemented;

        (d)     Neither the Company nor any of its subsidiaries, including the Partnership, has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or partnership interests of the Company or any of its subsidiaries (including the Partnership) (other than issuances of capital stock or partnership interests in connection with employee benefit plans, dividend reinvestment plans, the exercise of options, the exchange of Partnership units and the payment of earn-outs pursuant to contractual commitments or in the partners’ capital of the Partnership or any of its subsidiaries, any change in mortgage loans payable or long-term debt of the Company or any of its subsidiaries (including the Partnership) in excess of $20,000,000 or in the mortgage loans payable or long-term debt of the Partnership or any of its subsidiaries or any material adverse change in excess of $20,000,000, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity, partners’ capital or results of operations of the Company and its subsidiaries (including the Partnership), otherwise than as set forth or contemplated in the Prospectus;

        (e)     The Company and its subsidiaries (including the Partnership) have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries (including the Partnership); and any real property and buildings held under lease by the Company and its subsidiaries (including the Partnership) are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries (including the Partnership);

        (f)     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; the Partnership has been duly organized and is validly existing in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus, as amended or supplemented, and has been duly qualified as a foreign partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated or organized and is validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of incorporation or organization;

        (g)     All of the issued shares of capital stock of the Company, including the Securities, have been duly and validly authorized and issued and are fully paid and nonassessable; the capital stock of the Company conforms in all material respects to the description thereof in the Prospectus, as amended or supplemented; and, except as set forth on Exhibit A, all of the issued shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and (except as set forth on Exhibit A and directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and all of the issued partnership interests of the Partnership have been duly and validly authorized and issued and are fully paid and nonassessable;

        (h)     The Hedge Securities have been duly and validly authorized and, when issued and delivered and paid for by the Forward Counterparty pursuant to the Forward Purchase Contract, will be duly and validly issued, fully paid and nonassessable; and the Hedge Securities conform to the description thereof contained in the Registration Statement and the Prospectus, as amended or supplemented;

        (i)     This Agreement and the Forward Purchase Contract have been duly authorized, executed and delivered by the Company; and the Forward Purchase Contract constitutes a valid and legally binding agreement, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

        (j)     None of the transactions contemplated by this Agreement will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System;

        (k)     Prior to the date hereof, neither the Company nor any of its affiliates (including the Partnership) has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

        (l)     The execution and delivery by the Company of this Agreement and the Forward Purchase Contract, the compliance by the Company with all of the provisions hereof and thereof and the consummation by the Company of the transactions herein and therein contemplated, including the issuance of the Hedge Securities, and, to its knowledge, the sale of the Securities and the compliance by the Company with all of the provisions of the Securities and the consummation of the transactions by the parties other than the Company herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries (including the Partnership) is a party or by which the Company or any of its subsidiaries (including the Partnership) is bound or to which any of the property or assets of the Company or any of its subsidiaries (including the Partnership) is subject, (ii) the provisions of the Articles of Incorporation or By-laws of the Company, the Certificate of Limited Partnership or partnership agreement of the Partnership or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries (including the Partnership) or any of their properties other than, in the case of clauses (i) and (iii), such breaches or violation which, if determined adversely to the Company, would not reasonably be expected to have a material adverse effect on the current or future consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole or on the consummation of the transactions contemplated herein and therein; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Forward Purchase Contract, except such as have been, or will have been prior to the Closing Date (as defined in Section 3 hereof), obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the rules of the National Association of Securities Dealers, Inc. or the New York Stock Exchange, Inc. in connection with the purchase and distribution of the Securities by the Underwriter;

        (m)     Neither the Company nor any of its subsidiaries (including the Partnership) is in violation of its Articles of Incorporation, By-laws, Certificate of Limited Partnership or partnership agreement or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

        (n)     The statements set forth in the Registration Statement and the Prospectus under the captions “Capital Stock”, “Description of Common Stock”, “Certain Federal Income Tax Considerations” and “Plan of Distribution” and the statements set forth in the prospectus supplement under the captions “Recent Federal Tax Legislation” and “Underwriting” (other than the information furnished in writing to the Company by or on behalf of the Underwriter) are, insofar as such statements constitute a summary of the terms of the Securities and the Hedge Securities and the laws and documents referred to therein, accurate and complete in all material respects;

        (o)     Other than as set forth in the Prospectus, as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries (including the Partnership) is a party or of which any property of the Company or any of its subsidiaries (including the Partnership) is the subject which, if determined adversely to the Company or any of its subsidiaries (including the Partnership), would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholders’ equity, partners’ capital or results of operations of the Company and its subsidiaries (including the Partnership); and, to the best of the Company’s knowledge and the Partnership’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

        (p)     The Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code for each of the fiscal years from its inception through the most recently completed fiscal year, and the Company’s present and contemplated organization, ownership, method of operation, assets and income, taking into account the consummation of the transactions contemplated herein and in the Forward Purchase Contract, are such that the Company is in a position under present law to so qualify for the current fiscal year and in the future;

        (q)     Neither the Company nor the Partnership has knowledge of (i) the presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, “Hazardous Materials”) on any of the properties owned by it in violation of law or in excess of regulatory action levels or (ii) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring on or off such properties as a result of any construction on or operation and use of such properties, which presence or occurrence would materially adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or the Partnership; and in connection with the construction on or operation and use of the properties owned by the Company and the Partnership, neither has any knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, agency requirements, ordinances and administrative and judicial orders;

        (r)     This Agreement and the Forward Purchase Contract will not result in a violation by the Underwriter or the Forward Counterparty and their affiliates of the 7% Ownership Limit (as defined in the Company’s Articles of Incorporation) on account of the Common Stock transferred pursuant to this Agreement and the Forward Purchase Contract (including, for this purpose, Common Stock loaned to the Forward Counterparty in connection with the Forward Purchase Contract), except to the extent that such Underwriter or Forward Counterparty Beneficially Owns (as defined in the Company’s Articles of Incorporation) additional shares of Common Stock constituting more than one half of one percent (0.5%) by value of the Company’s outstanding capital stock during the applicable term of this Agreement and the Forward Purchase Contract;

        (s)     Neither the Company nor the Partnership is, and after giving effect to the offering and sale of the Securities, the issuance of the Hedge Securities and the application of the proceeds thereof as described in the Prospectus, will be, an “investment company”, or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act;

        (t)     The Purchase and Sale Agreement, dated February 14, 2005, among the Company, Macquarie Countrywide-Regency II, LLC, Macquarie Countrywide Trust, USRP Texas GP, LLC, U.S. Retail Partners, LLC, Eastern Shopping Centers Holding, LLC, First Washington Investment I, LLC and California Public Employees’ Retirement System, has been duly authorized, executed and delivered by the Company and Macquarie Countrywide-Regency II, LLC and constitutes a valid and legally binding agreement, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

        (u)     The financial statements and the related notes thereto of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby; and

        (v)     KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries and the Partnership and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

        Any certificate signed by any officer of the Company and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Underwriter and to the Forward Counterparty.

        2.    Purchase and Sale.

        (a)     Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Forward Counterparty agrees to sell to the Underwriter and the Underwriter agrees to purchase from the Forward Counterparty, at a purchase price of $46.60 per share, 3,750,000 Underwritten Securities.

        (b)     Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Forward Counterperty hereby grants an option to the Underwriter to purchase up to 562,500 Option Securities at the same purchase price per share as the Underwriter shall pay for the Underwritten Securities. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Underwriter to the Forward Counterparty setting forth the number of shares of the Option Securities as to which the Underwriter is exercising the option and the settlement date.

        3.    Delivery and Payment. Delivery of and payment for the Underwritten Securities and, if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date, the Option Securities, shall be made at 10:00 AM, New York City time, on April 5, 2005, or at such time on such later date not more than three Business Days after the foregoing date as the Underwriter shall designate, which date and time may be postponed by agreement among the Underwriter, the Forward Counterparty and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Underwriter against payment by the Underwriter of the aggregate purchase price thereof to or upon the order of the Forward Counterparty, by wire transfer payable in same-day funds to an account specified by the Forward Counterparty. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of DTC unless the Underwriter shall otherwise instruct.

        If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Forward Counterparty will deliver the Option Securities (at the Forward Counterparty’s expense) to the Underwriter at 388 Greenwich Street, New York, New York 10013, on the date specified by the Underwriter (which shall be within three Business Days after exercise of said option) for the account of the Underwriter, against payment by the Underwriter of the purchase price thereof to or upon the order of the Forward Counterparty by wire transfer payable in same-day funds to an account specified by the Forward Counterparty. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Underwriter on the settlement date for the Option Securities, and the obligation of the Underwriter to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

        4.     Offering by Underwriter. It is understood that the Underwriter proposes to offer the Securities for sale to the public as set forth in the Prospectus.

        5.     Agreements. The Company agrees with the Underwriter and the Forward Counterparty that:

        (a)     Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement (excluding filings under the Exchange Act incorporated by reference into the Registration Statement) or amendment or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished the Underwriter and the Forward Counterparty a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Underwriter or the Forward Counterparty reasonably objects. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any amendment or supplement thereto to be filed in a form approved by the Underwriter and the Forward Counterparty with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriter and the Forward Counterparty of such timely filing. The Company will promptly advise the Underwriter and the Forward Counterparty (1) when the Prospectus, and any amendment or supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (2) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any amendment or supplement to the Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

        (b)     If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Underwriter and the Forward Counterparty of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any amended or supplemented Prospectus to the Underwriter in such quantities as the Underwriter may reasonably request.

        (c)     As soon as practicable, the Company will make generally available to its security holders and to the Underwriter an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

        (d)     The Company will furnish to the Underwriter and counsel for the Underwriter, without charge, signed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Underwriter or a dealer may be required by the Act, as many copies of the Prospectus and any amendment or supplement thereto as the Underwriter may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

        (e)     The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Underwriter may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

        (f)     The Company will not, and will use its good faith efforts to cause any other holder of Common Stock not to, without the prior written consent of the Underwriter, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any subsidiary of the Company (including the Partnership) or any person in privity with the Company or any subsidiary of the Company (including the Partnership)), directly or indirectly, under any registration statement filed with the Commission or prospectus supplement relating to an existing shelf registration filed with the Commission (other than pursuant to registration statements in effect on the date hereof for the benefit of selling shareholders thereunder), any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock or publicly announce an intention to effect any such transaction, for a period of 60 days after the date of this Underwriting Agreement; provided, however, that the Company may issue or sell Common Stock (i) pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time, (ii) upon the conversion of securities or the exercise of warrants outstanding at the Execution Time, (iii) upon the redemption of limited partnership units of any subsidiary of the Company outstanding at the Execution Time or issued pursuant to contracts in effect at the Execution Time, and (iv) in connection with the transactions contemplated in this Underwriting Agreement, including the forward stock purchase with the Forward Counterparty.

        (g)     The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act of 2002, and to use its reasonable best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act of 2002.

        (h)     The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

        6.     Conditions to the Obligations of the Underwriter. The obligations of the Underwriter to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

        (a)     The Prospectus, and any amendment or supplement thereto, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

        (b)     The Company shall have requested and caused Foley & Lardner LLP, counsel for the Company, to have furnished to the Underwriter their opinion, dated the Closing Date and addressed to the Underwriter, to the effect that:

(i) each of the Company and its subsidiaries, including the Partnership, has been duly incorporated or organized and is validly existing as a corporation or other organization in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, as amended or supplemented, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification and is subject to no material liability or disability by reason of the failure to be so qualified in any jurisdiction;

(ii) all the outstanding shares of capital stock or partnership interests of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth on Exhibit A or in the Prospectus, as amended or supplemented, all outstanding shares of capital stock or partnership interests of such subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

(iii) the Company’s authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock, including the Securities, have been duly and validly authorized and issued and are fully paid and nonassessable; the Hedge Securities have been duly and validly authorized and, when issued and delivered to and paid for by the Forward Counterparty pursuant to the Forward Purchase Contract, will be duly and validly issued, fully paid and nonassessable; the Securities are duly listed, and admitted and authorized for trading, on the New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities or the Hedge Securities arising by operation of law or the Company’s articles of incorporation or By-laws, or, to the knowledge of such counsel, under any agreement by which the Company is bound; and, except as set forth in the Prospectus, as amended or supplemented, to the knowledge of such counsel, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

(iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document relating to the Company or its subsidiaries of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included or incorporated by reference in the Prospectus under the headings “Capital Stock” and “Description of Common Stock”, insofar as they purport to constitute a summary of the terms of the Securities, and the statements included or incorporated by reference in the Prospectus under the headings “Plan of Distribution” and “Certain Federal Income Tax Considerations” and in the prospectus supplement under the headings “Recent Federal Tax Legislation” and “Underwriting” (other than the information furnished in writing to the Company by or on behalf of the Underwriter), insofar as such statements summarize legal matters, agreements to which the Company is a party, documents or proceedings discussed therein, are accurate and fair summaries of such terms, legal matters, agreements, documents or proceedings;

(v) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any amendments or supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion), each as amended or supplemented, comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and although counsel assumes no responsibility for the accuracy, completeness or fairness of statements made therein except to the extent set forth in paragraph (iv) above, such counsel has no reason to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus as of its date or on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical informationcontained therein, as to which such counsel need express no opinion);

(vi) this Agreement and the Forward Purchase Contract have been duly authorized, executed and delivered by the Company; the Forward Purchase Contract constitutes a valid and legally binding agreement, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Forward Purchase Contract conforms in all material respects to the description thereof in the Prospectus;

(vii) the Company is not and, after giving effect to the offering and sale of the Securities, the issuance of the Hedge Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as defined in the Investment Company Act;

(viii) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be obtained by the Company in connection with the transactions contemplated herein and in the Forward Purchase Contract, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriter in the manner contemplated in this Agreement and in the Prospectus and such other approvals (specified in such opinion) as have been obtained;

(ix) the execution and delivery by the Company of this Agreement and the Forward Purchase Contract, its compliance with all of the provisions hereof and thereof and the consummation by the Company of any of the transactions herein and therein contemplated, including the issuance of the Hedge Securities, and, to the knowledge of such counsel, the sale of the Securities being sold by Forward Counterparty and the consummation by the parties other than the Company of any of the transactions herein and therein contemplated, will not conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, (i) the charter or by-laws of the Company or its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel and to which the Company or any of its subsidiaries (including the Partnership) is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree known to such counsel to be applicable to the Company or its subsidiaries (including the Partnership) of any court, regulatory body, administrative agency, governmental body or arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties other than, in the case of clauses (ii) and (iii), such breaches or violation which, if determined adversely to the Company, would not reasonably be expected to have a material adverse effect on the current or future consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole or on the consummation of the transactions contemplated herein;

(x) to such counsel’s knowledge no holders of securities of the Company have rights to the registration of such securities under the Registration Statement; and

(xi) The Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code for each taxable year since its inception through the most recently completed fiscal year, and based on assumptions set forth in the Prospectus and certain representations of the Company set forth in an officer’s certificate, the Company’s present and contemplated organization, ownership, method of operation, assets and income, taking into account the consummation of the transactions contemplated herein and in the Forward Purchase Contract, are such that the Company is in a position under present law to so qualify for the current fiscal year and in the future.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Florida or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriter and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) shall also include any amendments or supplements thereto at the Closing Date.

        (c)     The Underwriter shall have received from Sullivan & Cromwell LLP, counsel for the Underwriter, such opinion or opinions, dated the Closing Date and addressed to the Underwriter, with respect to the sale of the Securities, the Registration Statement, the Prospectus (together with any amendment or supplement thereto) and other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

        (d)     The Company shall have furnished to the Underwriter and the Forward Counterparty a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company or two other authorized signatories, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any amendments or supplements to the Prospectus and this Agreement and that:

(i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any amendment or supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any amendment or supplement thereto).

        (e)     The Company shall have requested and caused KPMG LLP to have furnished to the Underwriter, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Underwriter, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and stating in effect that:

(i) in their opinion the audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

(ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the executive, audit and investment committees of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 2004, nothing came to their attention which caused them to believe that:

(1) with respect to the period subsequent to December 31, 2004, there were any changes, at a specified date not more than five days prior to the date of the letter, in the consolidated capital stock (other than issuances of capital stock in connection with dividend reinvestment plans, upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated mortgage loans payable or long-term debt of the Company and its subsidiaries or the Partnership and its subsidiaries, or any decreases in total assets or stockholders’ equity or other items specified by the Underwriter, or any increases in any items specified by the Underwriter, in each case as compared with the amounts shown on the December 31, 2004 consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, or for the period from January 1, 2005 to such specified date there were any decreases, as compared with the comparable period of the preceding year consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Underwriter, or any increases in any items specified by the Underwriter, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriter, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Underwriter; or

(2) the information included or incorporated by reference in the Registration Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

(iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries, including the Partnership) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated by reference in Items 1, 6 and 7 of the Company’s Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Prospectus, and the information included in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included or incorporated by reference in the Company’s Quarterly Reports on Form 10-Q, incorporated by reference in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

References to the Prospectus in this paragraph (e) include any amendment or supplement thereto at the date of the letter.

        (f)     Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any amendment or supplement thereto).

        (g)     Prior to the Closing Date, the Company shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request.

        (h)     Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating.

        (i)     The Hedge Securities shall have been listed and admitted or authorized for trading on the New York Stock Exchange, subject to official notice of issuance, and satisfactory evidence of such actions shall have been provided to the Underwriter and the Forward Counterparty.

        (j)     Prior to the Closing Date, the Company shall have used good faith efforts to furnish to the Underwriter a letter substantially in the form of Exhibit B hereto from each executive officer and director of the Company addressed to the Underwriter.

        If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

        The documents required to be delivered by this Section 6 shall be delivered at the office of Sullivan & Cromwell LLP, counsel for the Underwriter, at 125 Broad Street, New York, New York 10004, on the Closing Date.

        7.    Expenses. (a) The Company covenants and agrees with the Underwriter and the Forward Counterparty that, whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, (i) the Company will pay or cause to be paid all registration, filing and stock exchange or National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, messenger and delivery expenses, any fees and disbursements of any counsel retained by the Company, any fees and disbursements of independent public accountants for the Company incurred in connection with the registration of the Securities under the Act, all underwriting discounts, if any, and commissions and transfer taxes, if any, and any premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of the Securities. It is understood, however, that, except as provided in this Section and Section 8 hereof, the Underwriter and the Forward Counterparty will pay all of their respective costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

        (b)     If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriter or the Forward Counterparty, the Company will reimburse the Underwriter and the Forward Counterparty on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities.

        8.    Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Underwriter and the Forward Counterparty, the directors, officers, employees and agents of the Underwriter or Forward Counterparty and each person who controls the Underwriter or Forward Counterparty within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

        (b)     The Underwriter agrees to indemnify and hold harmless the Company, the Forward Counterparty, the directors, officers, employees and agents of the Company and the Forward Counterparty, and each person who controls the Company or the Forward Counterparty within the meaning of either the Act or the Exchange Act, to the same extent (excluding any provisos) as the foregoing indemnity from the Company to the Underwriter and the Forward Counterparty, but only with reference to written information relating to the Underwriter furnished to the Company by or on behalf of the Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Company acknowledges that the following statements, as set forth under the heading “Underwriting” of the Prospectus, constitute the only information furnished by or on behalf of the Underwriter for inclusion in the Prospectus: (i) the name of the Underwriter and its participation in the sale of the Securities, (ii) the first full paragraph on page S-14, the carryover paragraph at the bottom of page S-14 and the first full paragraph on page S-15.

        (c)     Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of one such separate counsel (regardless of the number of indemnified parties) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action, or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

        (d)     In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriter severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, “Losses”) to which the Company, the Underwriter and the Forward Counterparty may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriter from the offering of the Securities; provided, however, that in no case shall the Underwriter be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by the Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriter severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Underwriter in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total settlement amount received or reasonably expected to be received as of the Settlement Date (as such terms are defined in the Forward Purchase Contract) and benefits received by the Underwriter shall be deemed to be equal to the total underwriting discounts, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriter on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Underwriter or the Forward Counterparty within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Underwriter or the Forward Counterparty shall have the same rights to contribution as the Underwriter or the Forward Counterparty, respectively, and each person who controls the Company within the meaning of either the Act or the Exchange Act, and each director, officer, employee and agent of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

        9.    Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriter, by notice given to the Company and the Forward Counterparty prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company’s Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other national or international calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Underwriter, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any amendment or supplement thereto); or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States.

        10.    Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and of the Underwriter and the Forward Counterparty set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter , the Forward Counterparty or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

        11.    Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter, will be mailed, delivered or telefaxed to Citigroup Global Markets Inc., 388 Greenwich Street, New York, NY 10013, Attention: General Counsel (fax no: (212) 816-7912); if sent to the Forward Counterparty, will be mailed, delivered or telefaxed to Citibank, N.A., 390 Greenwich Street, New York, NY 10013, Attention: Corporate Equity Derivatives (fax no: (212) 723-8328), with a copy to Citibank, N.A., 250 West Street, 10th floor, New York, NY 10013, Attention: GCIB Legal Group – Derivatives (fax no: (212) 816-7772); or, if sent to the Company, will be mailed, delivered or telefaxed to the number and address of the Company set forth in the Registration Statement.

        12.    Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

        13.    Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

        14.    Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

        15.    Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

        16.    Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Code”shall mean the Internal Revenue Code of 1986, as amended.

“Commission”shall mean the Securities and Exchange Commission.

“DTC”shall mean The Depository Trust Company.

“Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is first executed and delivered by the parties hereto.

“Investment Company Act” shall mean the United States Investment Company Act of 1940, as amended.

“Prospectus” shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date, in each case including the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such prospectus.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

“Rule 424", “Rule 430A” and “Rule 462” refer to such rules under the Act.

“Rule 430A Information” shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

“Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

EXECUTION COPY

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Forward Counterparty and the Underwriter.

Very truly yours,
Regency Centers Corporation
By: /s/ Bruce M. Johnson
Name: Bruce M. Johnson
Title: Managing Director and Chief Financial Officer
Citibank, N.A.
By: /s/ William Ortner
Name: William Ortner
Title: Authorized Representative

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Citigroup Global Markets Inc.

By:  /s/ Mark Chu
        Name:  Mark Chu
        Title:  Director

Exhibit A
REGENCY CENTERS CORPORATION

Subsidiaries and Equity Ownership Thereof

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership
Regency Centers Texas, LLC	Florida	Regency Centers Corporation	Member	100%
Regency Centers, L.P.	Delaware	Regency Centers Corporation	General Partner	1.0%
		Regency Centers Texas, LLC	Limited Partner	96.3%
		Outside Investors	Limited Partners	2.7%
Columbia Cameron Village SPE, LLC	Delaware	Regency Centers, L.P.	Member	30%
		Columbia Perfco Partners, L.P.	Member	70%
Columbia Cameron Village, LLC	Delaware	Columbia Cameron Village SPE, LLC	Member	100%
Columbia Regency Retail Partners, LLC	Delaware	Regency Centers, L.P.	Member	20%
		Columbia Perfco Partners, L.P.	Member	80%
Columbia Retail Addison, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%
Columbia Retail Addison Town Center,	Delaware	Columbia Retail Addison, LLC	General Partner	1%
Limited Partnership		Columbia Regency Retail Partners, LLC		99%
Columbia Retail Baker Hill, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

Columbia Retail Deer Grove, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%
Columbia Retail Deer Grove Center, LLC	Delaware	Columbia Retail Deer Grove, LLC	Member	100%
Columbia Retail Dulles, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%
Columbia Retail Fox Lake, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%
Columbia Retail Fox Lake Crossing, LLC	Delaware	Columbia Retail Fox Lake, LLC	General Partner	1%
		Limited Partner		99%
Columbia Retail Geneva Crossing, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%
Columbia Retail Shorewood Crossing, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%
Columbia Retail Special Member (GLP), LLC	Delaware	Columbia Perfco, L.P.	Member	80%
		Regency Centers, L.P.		20%
Columbia Retail Stearns Crossing, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%
Columbia Retail Texas 2, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

Columbia Retail MacArthur Phase II, LP	Delaware	Columbia Retail Texas 2, LLC	General Partner	1%
		Columbia Regency Retail Partners, LLC	Limited Partner	99%
Columbia Retail Texas 3, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%
Columbia Retail Sweetwater Plaza, LP	Delaware	Columbia Retail Texas 3, LLC	General Partner	1%
		Columbia Regency Retail Partners, LLC	Limited Partner	99%
Columbia Retail Washington 1, LLC	Delaware	Columbia Regency Retail Partners, LLC	Member	100%
Columbia Cascade Plaza, LLC	Delaware	Columbia Retail Washington 1, LLC	Member	100%
Columbia Regency Partners II, LLC	Delaware	Regency Centers, L.P.	Member	20%
		Columbia Perfco Partners, L.P.	Member	80%
Macquarie CountryWide-Regency, LLC	Delaware	Regency Centers, L.P.	Member	25%
		Macquarie CountryWide (US) Corporation	Member	75%
MCW-RC AL-Southgate, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC CA-Bear Creek Village, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

MCW-RC CA-Campus, LLC (fka MCW-RC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
California, LLC)
MCW-RC CA-Garden Village, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC CO-Cheyenne, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC FL-Anastasia, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC FL-Highlands, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC FL-King's, LLC (fka MCW-RC Florida,	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
LLC)
MCW-RC FL-Lynn Haven, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC FL-Ocala, LLC (fka MCW-RC Florida	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
2, LLC)
MCW-RC FL-Palm Harbour, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

MCW-RC FL Pebblebrooke, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC FL-Shoppes at 104, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Bethesda Walk, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Braelinn Village, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Braelinn Village KMart, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Brookwood Village, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Buckhead Crossing, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Cobb Center, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Coweta Crossing, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

MCW-RC GA-Holcomb 400, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Howell Mill Village, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Killian Hill, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Lindbergh Crossing, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Orchard, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Northlake Promenade, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Peachtree Parkway Plaza, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Powers Ferry Kroger, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Publix Plaza, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Rose Creek, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

MCW-RC GA-Roswell Holding, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Roswell Crossing, LLC	Delaware	MCW-RC GA-Roswell Holding, LLC	Member	100%
MCW-RC GA-Thomas Crossroads, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Trowbridge Crossing, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC GA-Woodstock Crossing, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC IL-Heritage Plaza, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC KY-Franklin, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC KY-Silverlake, LLC (fka MCW-RC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
Kentucky, LLC)
MCW-RC NC-Bent Tree, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

MCW-RC NC-Greystone Village, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC OR-Cherry Park, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC OR-Hillsboro, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC SC-Fairview Market, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC SC-Merchant's, LLC (fka MCW-RC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
South Carolina, LLC)
MCW-RC SC-North Pointe, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC SC-Poplar Springs, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC SC-Poplar SpringsLand, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC SC-Rosewood, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC TN-Marketplace, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

MCW-RC Texas GP, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC TX-Hebron, LLC (fka MCW-RC Texas,	Delaware	MCW-RC Texas GP, LLC	General Partner	.01%
L.P.)		Macquarie CountryWide-Regency, LLC	Limited Partner	99.99%
MCW-RC VA-Brookville, LLC (fka MCW-RC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
Virginia, LLC)
MCW-RC VA-Somerset Crossing, LLC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
MCW-RC WA-James, LLC (fka MCW-RC	Delaware	Macquarie CountryWide-Regency, LLC	Member	100%
Washington, LLC)
Macquarie CountryWide Regency II, LLC	Delaware	Macquarie CountryWide (US) No. 2	Member	65%
		Corporation
		Regency Centers, L.P.	Member	35%
MCW/MDP-Regency, LLC	Delaware	Regency Centers, L.P.	Member	25%
		MCW/MDP, LLC	Member	75%
MCD-RC CA-Amerige, LLC	Delaware	MCW/MDP-Regency, LLC	Member	100%
MCD-RC El Cerrito Holdings, LLC	Delaware	MCW/MDP-Regency, LLC	Member	100%
MCD-RC CA-El Cerrito, LLC	Delaware	MCD-RC El Cerrito Holdings, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

MCD-RC OH-Milford, LLC	Delaware	MCW/MDP-Regency, LLC	Member	100%
RegCal, LLC	Delaware	California State Teachers Retirement	Member	75%
		System
		Regency Centers, L.P.	Member	25%
CAR Braemar Village, LLC	Delaware	RegCal, LLC	Member	100%
CAR Corral Hollow, LLC	Delaware	RegCal, LLC	Member	100%
CAR Fuquay Holding, LLC	Delaware	RegCal, LLC	Member	100%
CAR Fuquay Crossing, LLC	Delaware	CAR Fuquay Holding, LLC	Member	100%
CAR Fuquay Property, LLC	Delaware	RegCal, LLC	Member	100%
KF-BRE, LLC	Delaware	RegCal, LLC	Member	100%
KF-REG Holding, LLC	Delaware	RegCal, LLC	Member	100%
KF-REG Associates, LLC	Delaware	KF-REG Holding, LLC	Member	100%
King Farm Center, LLC	Delaware	KF-REG Associates, LLC	Member	100%
Bammel North Houston Center, Ltd.	Texas	Regency Centers, L.P.	General Partner	Varies
		HEB Grocery Company, LP	Limited Partner

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

Bear Creek Village Center, LLC	Delaware	Regency Centers, L.P.	Member	100%
Belleview Square, LLC	Delaware	Regency Centers, L.P.	Member	100%
Clayton Valley Shopping Center, LLC	Delaware	Regency Centers, L.P.	Member	100%
Gateway Azco GP, LLC	Delaware	Regency Centers, L.P.	Member	100%
AZCO Partners	Pennsylvania	Gateway Azco Partners GP, LLC	General Partner	1%
		Regency Centers, L.P.	Limited Partner	99%
Gateway Azco Manager, LLC	Delaware	Regency Centers, L.P.	Member	100%
NSHE Winnebago, LLC	Arizona	Regency Centers, L.P.	Member	100%
Northlake Village Shopping Center, LLC	Florida	Regency Centers, L.P.	Member	100%
OTR/Regency Colorado Realty Holdings, L.P.	Ohio	Regency Centers, L.P.	General Partner	30%
		OTR (Nominee for State Teachers	Limited Partner	70%
		Retirement Board of Ohio)
OTR/Regency Texas Realty Holdings, L.P.	Ohio	Regency Centers, L.P.	General Partner	30%
		OTR (Nominee for State Teachers	Limited Partner	70%
		Retirement Board of Ohio)
Queensboro Associates, L.P.	Georgia	Regency Centers, L.P.	General Partner	50%
		Real Sub, LLC	Limited Partner	50%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

Regency Centers Advisors, LLC	Florida	Regency Centers, L.P.	Member	100%
RC CA Santa Barbara, LLC	Delaware	Regency Centers, L.P.	Member	100%
RC Georgia Holdings, LLC	Georgia	Regency Centers, L.P.	Member	100%
Regency Braemar, LLC	Delaware	Regency Centers, L.P.	Member	100%
Regency Centers Georgia, L.P.	Georgia	RC Georgia Holdings, LLC	General Partner	1%
		Regency Centers, L.P.	Limited Partner	99%
Regency Opitz, LLC	Delaware	Regency Centers, L.P.	Member	100%
Regency Remediation, LLC	Florida	Regency Centers, L.P.	Member	100%
Regency Tall Oaks Village Center, LLC	Delaware	Regency Centers, L.P.	Member	100%
Regency Woodlands/Kuykendahl	Texas	Regency Centers, L.P.	General Partner	50%
		HEB Grocery Company, LP	Limited Partner	50%
R&KS Dell Range, LLC	Wyoming	Regency Centers, L.P.	Member	100%
Silver Spring Square II, LLC	Delaware	Regency Center, L.P.	Member	75%
		TCH Realty Development Co., LLC	Member	25%
T&M Shiloh Development Company	Texas	Regency Centers, L.P.	General Partner	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

T&R New Albany Development Company, LLC	Ohio	Regency Centers, L.P.	Member	50%
		Topvalco	Member	50%
Vista Village, LLC	Delaware	Regency Realty Group, Inc.	Member	50%
		Civic Partners Vista Village I, LLC	Member	50%
RRG Holdings, LLC	Florida	Regency Centers, L.P.	Member	100%
Regency Realty Group, Inc.	Florida	Regency Centers, L.P.	Preferred Stock	100%
		Common Stock		7%
		RRG Holdings, LLC	Common Stock	93%
8th and 20th Chelsea, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Alameda Bridgeside Shopping Center, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Bammel Center, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Bordeaux Development, LLC	Florida	Regency Realty Group, Inc.	Member	100%
Broadman, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Cathedral City Rio Vista Town Centre, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Centerplace of Greeley, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

The Center at Slatten Ranch, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Cherry Street Center, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Chestnut Powder, LLC	Georgia	Regency Realty Group, Inc.	Member	100%
Dixon, LLC	Florida	Regency Realty Group, Inc.	Member	100%
East Towne Center, LLC	Delaware	Regency Realty Group, Inc.	Member	Interests
		Lake McLeod, LLC	Member
Edmunson Orange Corp.	Tennessee	Regency Realty Group, Inc.	Common Stock	100%
Fortuna Regency, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Gilroy Crossing Holding, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Gilroy Crossing Center, LLC	Delaware	Gilroy Crossing Holding, LLC	Member	100%
Gilroy Shopping Center, Inc.	Delaware	Regency Realty Group, Inc.	Common Stock	100%
GME/RRG I, LLC	Delaware	Regency Realty Group, Inc	Member	50%
		G.M.E. Anaheim, LLC	Member	50%
Harding Place, LLC	Delaware	Regency Realty Group, Inc.	Member	50%
		RFM Harding, LLC	Member	50%
Tennessee-Florida Investors, LLC	Delaware	Harding Place, LLC	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

Hasley Canyon Village, LLC	Delaware	Regency Realty Group, Inc.	Member	50%
		Community Company, LLC	Member	50%
Hermitage Development II, LLC	Florida	Regency Realty Group, Inc.	Member	100%
Hoadly Regency, LLC	Delaware	Regency Realty Group, Inc.	Member	Interests
		John H. Donegan	Member
Hollymead Town Center, LLC	Delaware	Regency Realty Group, Inc.	Member	50%
		DRG-Charlottesville Developers, LLC	Member	50%
Jog Road, LLC	Florida	Regency Realty Group, Inc.	Member	50%
		Bentz Capital Group, LLC	Member	50%
Southland Centers II, LLC	Florida	Jog Road, LLC	Member	100%
K&G/Regency II, LLC	Delaware	Regency Realty Group, Inc.	Member	50%
		K&G Equities VII, LLC		50%
Luther Properties, Inc.	Tennessee	Regency Realty Group, Inc.	Common Stock	100%
Marietta Outparcel, Inc.	Georgia	Regency Realty Group, Inc.	Common Stock	100%
The Marketplace at Briargate, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Merrimack Shopping Center, LLC	Delaware	Regency Realty Group, Inc.	Member	100%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

Middle Tennessee Development, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Mountain Meadow, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Murieta Gardens Shopping Center, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
New Windsor Marketplace, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
R2 Media, LLC	Florida	Regency Realty Group, Inc.	Member	100%
RRG Net, LLC	Florida	Regency Realty Group, Inc.	Member	100%
RRG-RMC-Tracy, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Regency Blue Ash, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Regency Braemar, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Regency Cahan-Clovis, LLC	Delaware	Regency Realty Group, Inc.	Member	50%
		Cahan Properties, Inc.	Member	50%
Regency/DS Ballwin, LLC	Missouri	Regency Realty Group, Inc.	Member	50%
		DS Ballwin Partners, Inc.	Member	50%
Regency I-45/Spring Cypress Retail, L.P.	Delaware	Regency Realty Group, Inc.	General Partner	Interests
		HEB Grocery Company, L.P.	Limited Partner
Regency Magi, LLC	Delaware	Regency Realty Group, Inc.	Member	Interests
		Magi, LLC	Member

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

Regency Marinita-LaQuinta, LLC	Delaware	Regency Realty Group, Inc.	Member	Interests
		Marinita Development Co.	Member
Regency Petaluma, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Regency Realty Colorado, Inc.	Florida	Regency Realty Group, Inc	Common Stock	80%
		Snowden Leftwich	Common Stock	20%
		(see Note 1)
Regency Realty Group-NE, Inc.	Florida	Regency Realty Group, Inc.	Common Stock	100%
Regency Somerset, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Rhett Remount, Inc.	South Carolina	Regency Realty Group, Inc.	Common Stock	100%
Signal Hill Two, LLC	Delaware	Regency Realty Group, Inc.	Member	Interests
		John H. Donegan	Member
Signature Plaza, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Slausen Central, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
Thompson Nolensville, LLC	Florida	Regency Realty Group, Inc.	Member	100%
Tinwood, LLC	Florida	Regency Realty Group, Inc.	Member	50%
		Member		50%

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

Tulip Grove, LLC	Florida	Regency Realty Group, Inc.	Member	100%
Valleydale, LLC	Delaware	Regency Realty Group, Inc.	Member	100%
West End Properties, LLC	Florida	Regency Realty Group, Inc.	Member	100%

Note 1: Snowden Leftwich is a Regency employee who is the licensed broker for this entity. Colorado requires that the broker must own a minimum of 20% of the equity in a licensed entity.

EXHIBIT B

[Letterhead of executive officer or director of Corporation]

Regency Centers Corporation
Public Offering of Common Stock

March __, 2005

Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013

Ladies and Gentlemen:

        This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), between Regency Centers Corporation, a Florida corporation (the “Company”) Citibank, N.A., and you, as underwriter, relating to an underwritten public offering of Common Stock, $0.01 par value (the “Common Stock”), of the Company.

        In order to induce you (the “Underwriter”) to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of the Underwriter, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or publicly announce an intention to effect any such transaction, for a period of 60 days after the date of the Underwriting Agreement, other than shares of Common Stock (i) delivered by the undersigned to the Company for the purpose of paying (1) the exercise price on the exercise by the undersigned of options to purchase Common Stock granted to the undersigned by the Company and (2) taxes imposed on such exercise of options, (ii) disposed of as bona fide gifts, so long as the donee of such gift agrees in writing to be bound by the restrictions set forth herein and notice of such gift is given to the Underwriter or (iii) sold pursuant to a 10b5-1 trading plan adopted before the Execution Date.

        If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

Yours very truly,
[Signature of executive officer or director]
[Name and address of executive officer or director]